SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                   MAY 6, 1996

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                              Number

Delaware                               1-3492                 No. 73-0271280

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events
- ------   ------------

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On May 6, 1996, registrant issued a press release entitled Halliburton Installs World's First Multi-Lateral System With Full Re-Entry Access pertaining, among other things, to an announcement that registrant's Halliburton Energy Services business segment has successfully installed a multi-lateral system with full lateral liner connectivity, a hydraulically-isolated lateral junction and full-bore lateral re-entry access. The system is the world's first to provide full-bore re-entry access to the lateral while maintaining the integrity of the main wellbore. The multi-lateral system was installed in Norsk Hydro's Oseberg field. The successful installation of this system is viewed as a technical breakthrough by Norsk Hydro and registrant.

         The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 20, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
- ------   ---------------------------------
         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated May 6, 1996
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     HALLIBURTON COMPANY




Date:    May 6, 1996                                 By: _______________________
                                                         Robert M. Kennedy
                                                         Vice President - Legal





























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                                  EXHIBIT INDEX



Exhibit                                                            Sequentially
Number                     Description                             Numbered Page
- -------                    -----------                             -------------
  20                       Press Release of
                           May 6, 1996                                5 of 7
                           Incorporated by Reference






























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